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                                                                    Exhibit 10.3

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                        GUARANTY AND SURETYSHIP AGREEMENT


                          dated as of December 20, 2000


                                     made by


                  THE SUBSIDIARY GUARANTORS REFERRED TO HEREIN


                                   in favor of


                        DEUTSCHE BANK AG, NEW YORK BRANCH
                             as Administrative Agent





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



                                TABLE OF CONTENTS

SECTION     TITLE                                                                 PAGE
   c
ARTICLE I   DEFINITIONS

  1.01      Certain Definitions...................................................  1

ARTICLE II  GUARANTY AND SURETYSHIP

  2.01      Guaranty and Suretyship...............................................  2
  2.02      Obligations Absolute..................................................  2
  2.03      Waiver, etc...........................................................  3
  2.04      Reinstatement.........................................................  4
  2.05      No Stay...............................................................  4
  2.06      Payments..............................................................  4
  2.07      Subrogation, etc......................................................  4
  2.08      Continuing Agreement..................................................  4
  2.09      Limitation on Payments................................................  4
  2.10      Limitation on Obligations.............................................  5
  2.11      Taxes.................................................................  5
  2.12      Release of Subsidiary Guarantor.......................................  6

ARTICLE III REPRESENTATIONS AND WARRANTIES

  3.01      Credit Agreement......................................................  6
  3.02      Representations and Warranties Remade at Each Extension of Credit.....  7

ARTICLE IV  COVENANTS

  4.01      Covenants Generally...................................................  7

ARTICLE V   MISCELLANEOUS

  5.01      Amendments, etc.......................................................  7
  5.02      No Implied Waiver; Remedies Cumulative................................  7
  5.03      Notices...............................................................  7
  5.04      Expenses..............................................................  7
  5.05      Entire Agreement......................................................  8
  5.06      Survival..............................................................  8
  5.07      Counterparts..........................................................  8
  5.08      Setoff................................................................  8
  5.09      Construction..........................................................  8
  5.10      Successors and Assigns................................................  8
  5.11      Joint and Several Obligations.........................................  9
  5.12      Credit Agreement......................................................  9
  5.13      Additional Subsidiary Guarantors......................................  9
  5.14      Governing Law; Submission to Jurisdiction; Waiver of Jury Trial;
              Limitation of Liability.............................................  9


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Annex A     Form of Additional Subsidiary Guarantor Supplement
Annex B     Form of Opinion of Counsel to Additional Subsidiary Guarantor


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                        GUARANTY AND SURETYSHIP AGREEMENT

                  THIS AGREEMENT, dated as of December 20, 2000, made by each of the Persons executing this Agreement as a Subsidiary Guarantor and each other Person which from time to time becomes a Subsidiary Guarantor party hereto (each, a "Subsidiary Guarantor"), in favor of Deutsche Bank AG, New York Branch, as Administrative Agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors, the "Administrative Agent").

                                    RECITALS:

                  A. Kennametal Inc., a Pennsylvania corporation (the "Borrower") has entered into a Credit Agreement of even date herewith with the Lenders parties thereto from time to time and Deutsche Bank AG, New York Branch, as Administrative Agent (as amended, modified or supplemented from time to time, the "Credit Agreement"). Each Subsidiary Guarantor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement, and each Subsidiary Guarantor may receive proceeds of extensions of credit under the Credit Agreement from time to time.

                  B. It is a condition precedent to the extension of credit under the Credit Agreement that the Subsidiary Guarantors execute and deliver this Agreement. This Agreement, among other things, is made by the Subsidiary Guarantors to induce the Lender Parties to enter into the Loan Documents and to induce the Lender Parties to extend credit under the Credit Agreement.

                  C. Each Subsidiary Guarantor further acknowledges that it has, independently and without reliance upon the Lender Parties or any representation by or other information from the Lender Parties, made its own credit analysis and decision to enter into this Agreement.

                  NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, each Subsidiary Guarantor hereby agrees as follows:


                                    ARTICLE I
                                   DEFINITIONS

                  1.01. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.


                                   ARTICLE II
                             GUARANTY AND SURETYSHIP

                  2.01. GUARANTY AND SURETYSHIP. Each Subsidiary Guarantor hereby absolutely, unconditionally and irrevocably guarantees and becomes surety for the full and punctual payment and performance of the Obligations as and when such payment or performance shall become due (at scheduled maturity, by acceleration or otherwise) in accordance with the terms of the Loan Documents. This Agreement is an agreement of suretyship as well as of guaranty, is a guarantee of payment and performance and not merely of collectibility, and is in no way conditioned upon any attempt to collect from or proceed against the Borrower, any other Subsidiary Guarantor or any other Person or any other event or circumstance. The obligations of each Subsidiary Guarantor under this Agreement are direct and primary obligations of such Subsidiary Guarantor and are independent of the Obligations, and a separate action or actions may be brought against such Subsidiary Guarantor regardless of whether action is brought against the Borrower, any other Subsidiary Guarantor or any other Person or whether the Borrower, any other Subsidiary Guarantor or any other Person is joined in any such action or actions.

                  2.02. OBLIGATIONS ABSOLUTE. Each Subsidiary Guarantor agrees that the Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, regardless of any Law, regulation or order now or hereafter in effect in any jurisdiction affecting the Obligations, any of the terms of the Loan Documents or the rights of any Loan Party or any other Person with respect thereto. The obligations of each Subsidiary Guarantor under this Agreement shall be absolute, unconditional and irrevocable, irrespective of any of the following:

                  (a) any lack of legality, validity, enforceability, allowability (in a bankruptcy, insolvency, reorganization, dissolution or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Obligations;

                  (b) any change in the amount, nature, time, place or manner of payment or performance of, or in any other term of, any of the Obligations (whether or not such change is contemplated by the Loan Documents as presently constituted, and specifically including any increase in the Obligations, whether resulting from the extension of additional credit to the Borrower or otherwise), any execution of any additional Loan Documents, or any amendment or waiver of or any consent to departure from any Loan Document;

                  (c) any taking, exchange, release, impairment or nonperfection of any collateral, or any taking, release, impairment or amendment or waiver of or consent to departure from any other guaranty or other direct or indirect security for any of the Obligations;

                  (d) any manner of application of any collateral or other direct or indirect security for any of the Obligations, or proceeds thereof, to any of the Obligations or to other obligations secured thereby, or any manner of sale or other disposition of any collateral for any of the Obligations or any other assets of any Loan Party;

                  (e) any impairment by any Lender Party or any other Person of any recourse of such Subsidiary Guarantor against any Loan Party or any other Person, or any other impairment by any Lender Party or any other Person of the suretyship status of such Subsidiary Guarantor;

                  (f) any bankruptcy, insolvency, reorganization, dissolution or similar proceedings with respect to, or any change, restructuring or termination of the corporate structure or existence of, any Loan Party, such Subsidiary Guarantor or any other Person;

                  (g) any failure of any Lender Party or any other Person to disclose to such Subsidiary Guarantor any information pertaining to the business, operations, condition (financial or other) or prospects of any Loan Party or any other Person, or to give any other notice, disclosure or demand; or

                  (h) any other event or circumstance (excluding only the defense of full, strict and indefeasible payment and performance) that might otherwise constitute a defense available to, a discharge of, or a limitation on the obligations of, any Loan Party, such Subsidiary Guarantor or a guarantor or surety.

                  2.03. WAIVERS, ETC. Each Subsidiary Guarantor hereby irrevocably waives any defense to or limitation on its obligations under this Agreement arising out of or based upon any matter referred



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to in Section 2.02. Without limiting the generality of the foregoing, each
Subsidiary Guarantor hereby irrevocably waives each of the following:

                  (a) all notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against such Subsidiary Guarantor, including (i) any notice of any event or circumstance described in Section 2.02, (ii) any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction, (iii) any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Obligations,
         (iv) any notice of the incurrence of any Obligation, (v) any notice of any default or any failure on the part of any Loan Party or any other Person to comply with any Loan Document or any of the Obligations or any direct or indirect security for any of the Obligations, and (vi) any notice of any information pertaining to the business, operations, condition (financial or other) or prospects of any Loan Party or any other Person;

                  (b) any right to any marshalling of assets, to the filing of any claim against any Loan Party or any other Person in the event of any bankruptcy, insolvency, reorganization, dissolution or similar proceeding, or to the exercise against any Loan Party or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Obligations or any direct or indirect security for any of the Obligations; any requirement of promptness or diligence on the part of the Lender Parties or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Obligations or any direct or indirect security for any of the Obligations; and any requirement of acceptance of this Agreement, and any requirement that such Subsidiary Guarantor receive notice of such acceptance; and

                  (c) any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, "one action" laws or similar laws), or by reason of any election of remedies or other action or inaction by the Lender Parties (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of any collateral security for any of the Obligations), which results in denial or impairment of the right of the Lender Parties to seek a deficiency against any Loan Party any other Person, or which otherwise discharges or impairs any of the Obligations or any recourse of such Subsidiary Guarantor against any Loan Party or any other Person.

                  2.04. REINSTATEMENT. This Agreement shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment of any of the Obligations is avoided, rescinded or must otherwise be returned by any Lender Party for any reason, all as though such payment had not been made.

                  2.05. NO STAY. Without limiting the generality of any other provision of this Agreement, if any acceleration of the time for payment or performance of any Obligation, or any condition to any such acceleration, shall at any time be stayed, enjoined or prevented for any reason (including stay or injunction resulting from the pendency against any Loan Party or any other Person of a bankruptcy, insolvency, reorganization, dissolution or similar proceeding), each Subsidiary Guarantor agrees that, for purposes of this Agreement and its obligations hereunder, at the option of the Administrative Agent, such Obligation shall be deemed to have been accelerated and such condition to acceleration shall be deemed to have been met.


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                  2.06. PAYMENTS. All payments to be made by each Subsidiary
Guarantor pursuant to this Agreement (other than payments to a Lender Party under Section 2.11) shall be made to the Administrative Agent at the time prescribed for payments of the underlying Obligation in the applicable Loan Document, without setoff, counterclaim, withholding or other deduction of any nature. The Administrative Agent shall apply such payments received by it in accordance with the applicable terms of the Credit Agreement.

                  2.07. SUBROGATION, ETC. Any rights which any Subsidiary Guarantor may have or acquire by way of subrogation, reimbursement, restitution, exoneration, contribution or indemnity, and any similar rights (whether arising by operation of law, by agreement or otherwise), against the Borrower, any other Subsidiary Guarantor or any other Person arising from the existence, payment, performance or enforcement of any of the obligations of such Subsidiary Guarantor under or in connection with this Agreement, shall be subordinate in right of payment to the Obligations, and such Subsidiary Guarantor shall not exercise any such rights until all Obligations and all other obligations under this Agreement have been paid in cash and performed in full and all commitments to extend credit under the Loan Documents shall have terminated. If, notwithstanding the foregoing, any amount shall be received by a Subsidiary Guarantor on account of any such rights at any time prior to the time at which all Obligations and all other obligations under this Agreement shall have been paid in cash and performed in full and all commitments to extend credit under, the Loan Documents shall have terminated, such amount shall be held by such Subsidiary Guarantor in trust for the benefit of the Lender Parties, segregated from other funds held by such Subsidiary Guarantor, and shall be forthwith delivered to the Administrative Agent in the exact form received by such Subsidiary Guarantor (with any necessary endorsement), to be applied to the Obligations, whether matured or unmatured, in accordance with the applicable terms of the Credit Agreement, or at the option of the Administrative Agent, held by the Administrative Agent on behalf of the Lender Parties as security for the Obligations to be disposed of by the Administrative Agent in accordance with the applicable collateral agency agreement.

                  2.08. CONTINUING AGREEMENT. This Agreement is a continuing guaranty and shall continue in full force and effect until all Obligations and all other amounts payable under this Agreement have been paid in cash and performed in full, and all commitments to extend credit under, the Loan Documents have terminated, subject in any event to reinstatement in accordance with Section 2.04. Without limiting the generality of the foregoing, each Subsidiary Guarantor hereby irrevocably waives any right to terminate or revoke this Agreement.

                  2.09. LIMITATION ON PAYMENTS. The parties hereto intend to conform to all applicable Laws limiting the maximum rate of interest that may be charged or collected by the Lender Parties from any Subsidiary Guarantor. Accordingly, notwithstanding any other provision hereof, a Subsidiary Guarantor shall not be required to make any payment to or for the account of a Lender Party, and such Lender Party shall refund any payment made by such Subsidiary Guarantor, to the extent that such requirement or such failure to refund would violate or conflict with mandatory and nonwaivable provisions of applicable Law limiting the maximum amount of interest which may be charged or collected by such Lender Party from such Subsidiary Guarantor.

                  2.10. LIMITATION ON OBLIGATIONS. Notwithstanding any other provision hereof, to the extent that mandatory and nonwaivable provisions of applicable Law pertaining to fraudulent transfer or fraudulent conveyance otherwise would render the full amount of the obligations of a Subsidiary Guarantor under this Agreement avoidable, invalid or unenforceable, the obligations of such Subsidiary Guarantor under this Agreement shall be limited to the maximum amount which does not result in such avoidability, invalidity or unenforceability. In any action, suit or proceeding pertaining to this Agreement, it is agreed by the parties hereto that the burden of proof, by clear and convincing evidence,



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shall be on the Person claiming that this Section 2.10 applies to limit any obligation of such Subsidiary Guarantor under this Agreement, or claiming that any obligation of such Subsidiary Guarantor under this Agreement is avoidable, invalid or unenforceable, as to each element of such claim.

                  2.11. TAXES.

                  (a) PAYMENTS NET OF TAXES. All payments made by each Subsidiary Guarantor under this Agreement or any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (x) in the case of each Lender Party, net income taxes imposed on such Lender Party by the United States, and net income taxes and franchise taxes imposed on such Lender Party by the jurisdiction under the Laws of which such Lender Party is organized or by any political subdivision thereof, and (y) in the case of each Lender Party, net income taxes and franchise taxes imposed on such Lender Party by the jurisdiction in which is located the Lender Party's Lending Office or other office which makes or books a particular extension of credit or transaction under the Loan Documents or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deduction, charges, withholdings and liabilities being referred to as "Taxes"). If any Subsidiary Guarantor shall be required by Law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender Party, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.11) such Lender Party receives an amount equal to the sum it would have received had no such deductions been made,
(ii) such Subsidiary Guarantor shall make such deductions, and (iii) such Subsidiary Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law.

                  (b) OTHER TAXES. Each Subsidiary Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made under this Agreement or any other Loan Document to which it is party or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document to which it is party (hereinafter referred to as "Other Taxes").

                  (c) INDEMNITY. Each Subsidiary Guarantor hereby indemnifies each Lender Party for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.11) paid by such Lender Party and any liability (including, without limitation, penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 15 days from the date such Lender Party makes written demand therefor (which demand shall identify in reasonable detail the nature and the amount of Taxes and Other Taxes for which indemnification is being sought).

                  (d) RECEIPTS, ETC. Within 30 days after the date of any payment of Taxes or Other Taxes, each Subsidiary Guarantor will furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof.

                  (e) OTHER. Without prejudice to the survival of any other agreement of any Subsidiary Guarantor hereunder, the obligations of each Subsidiary Guarantor contained in this Section 2.11 shall survive the payment in full of all other obligations of the Subsidiary Guarantor under this Agreement and the other Loan Documents, termination of all commitments to extend credit under, the Loan Documents, and all other events and circumstances. Nothing in this Section 2.11 or otherwise in this Agreement shall



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require any Lender Party to disclose to any Subsidiary Guarantor any of its tax returns (or any other information that it deems to be confidential or proprietary).

                  2.12. RELEASE OF SUBSIDIARY GUARANTOR. Upon the sale or other disposition of all of the capital stock of and other equity interests in a Subsidiary Guarantor to a Person or Persons other than the Borrower or a Subsidiary of the Borrower, which sale or other disposition is in compliance with the Loan Documents, the Administrative Agent will, at such Subsidiary Guarantor's expense, release such Subsidiary Guarantor from its obligations under this Agreement; provided, however, that (a) at the time of such request and such release no Event of Default or Potential Default shall have occurred and be continuing, (b) such Subsidiary Guarantor shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release describing the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form for release for execution by the Administrative Agent and a certification by a Responsible Officer of the Borrower to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent may in good faith request, (c) no Lender Party shall have given to the Administrative Agent, prior to the proposed release, a notice to the effect that the conditions set forth in this Section 2.12 have not been satisfied and specifically requesting that the Administrative Agent not effect such release, and (d) the proceeds of any such sale or other disposition required to be applied in accordance with
Section 2.07 of the Credit Agreement, or any successor provision of similar import, shall be paid to, or in accordance with the instructions of, the Administrative Agent in accordance with the Credit Agreement. The obligations of the Subsidiary Guarantor under Sections 2.11 and 5.04 of this Agreement shall survive any termination or release hereof.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  3.01. CREDIT AGREEMENT. The provisions of Article III of the Credit Agreement are hereby incorporated by reference (together with all related definitions and cross references), insofar as such provisions relate to a Subsidiary Guarantor or any Subsidiary of a Subsidiary Guarantor. Each Subsidiary Guarantor hereby represents and warrants to the Lender Parties as provided therein.

                  3.02. REPRESENTATIONS AND WARRANTIES REMADE AT EACH EXTENSION OF CREDIT. Each request (including any deemed request) by the Borrower for any extension of credit under any Loan Document shall be deemed to constitute a representation and warranty by each Subsidiary Guarantor to the Lender Parties that the representations and warranties made by such Subsidiary Guarantor in this Article III are true and correct on and as of the date of such request with the same effect as though made on and as of such date. The absence of notice to the Administrative Agent from a Subsidiary Guarantor to the contrary before any extension of credit under any Loan Document shall constitute a further representation and warranty by such Subsidiary Guarantor to the Lender Parties that the representations and warranties made by such Subsidiary Guarantor in this Article III are true and correct on and as of the date of such extension of credit with the same effect as though made on and as of such date.


                                   ARTICLE IV
                                    COVENANTS

                  4.01. COVENANTS GENERALLY. Reference is hereby made to the provisions of Articles V and VI of the Credit Agreement (together with all related definitions and cross-references). Each


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

Subsidiary Guarantor hereby agrees that, to the extent such provisions impose upon the Borrower a duty to cause any Subsidiary Guarantor to do or refrain from doing certain acts or things or to meet or refrain from meeting certain conditions, such Subsidiary Guarantor shall do or refrain from doing such acts or things, or meet or refrain from meeting such conditions, as the case may be.


                                    ARTICLE V
                                  MISCELLANEOUS

                  5.01. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Agreement, and no consent to any departure by any Subsidiary Guarantor herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of such Subsidiary Guarantor and the Administrative Agent. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Such amendments, waivers and consents shall be made in accordance with, and shall be subject to, Section
9.03 of the Credit Agreement.

                  5.02. NO IMPLIED WAIVER; REMEDIES CUMULATIVE. No delay or failure of the Administrative Agent or any other Lender Party in exercising any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Administrative Agent or any other Lender Party under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement, at law, or otherwise.

                  5.03. NOTICES. Except to the extent, if any, otherwise expressly provided herein, all notices and other communications (collectively, "notices") under this Agreement shall be given, shall be effective, and may be relied upon, in the same way as notices under the Credit Agreement.

                  5.04. EXPENSES. Each Subsidiary Guarantor agrees to pay upon demand all reasonable expenses (including reasonable fees and expenses of counsel) which the Administrative Agent or any other Lender Party may incur from time to time arising from or relating to the administration of, or exercise, enforcement or preservation of rights or remedies under, this Agreement.

                  5.05. ENTIRE AGREEMENT. This Agreement and the other Loan Documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous understandings and agreements.

                  5.06. SURVIVAL. All representations and warranties of the each Subsidiary Guarantor contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of any Lender Party, any extension of credit, termination of this Agreement, or any other event or circumstance whatsoever.

                  5.07. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same agreement.

                  5.08. SETOFF. In the event that any obligation of a Subsidiary Guarantor now or hereafter existing under this Agreement or any other Loan Document shall have become due and payable, each Lender Party shall have the right from time to time, without notice to such Subsidiary Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of such Lender Party



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


to such Subsidiary Guarantor, including all deposits (whether time or demand, general or special, provisionally or finally credited, however evidenced) now or hereafter maintained by such Subsidiary Guarantor with such Lender Party. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether such obligation to such Subsidiary Guarantor is absolute or contingent, matured or unmatured (it being agreed that such Lender Party may deem such obligation to be then due and payable at the time of such setoff), regardless of the offices or branches through which the parties are acting with respect to the offset obligations, and regardless of the existence or adequacy of any other direct or indirect security or any other right or remedy available to such Lender Party. Nothing in this Agreement or any other Loan Document shall be deemed a waiver of or restriction on any right of setoff or banker's lien available to a Lender Party under this Section 5.08, at law or otherwise. Each Subsidiary Guarantor hereby agrees that any affiliate of a Lender Party, and any holder of a participation in any obligation of such Subsidiary Guarantor under this Agreement, shall have the same rights of setoff as the Lender Parties as provided in this Section 5.08 (regardless of whether such affiliate or participant otherwise would be deemed a creditor of such Subsidiary Guarantor).

                  5.09. CONSTRUCTION. In this Agreement, unless the context otherwise clearly requires, references to the plural include the singular, the singular the plural, and the part the whole; the neuter case includes the masculine and feminine cases; and "or" is not exclusive. In this Agreement, any references to property (or similar terms) include any interest in such property (or other item referred to); "include," "includes," "including" and similar terms are not limiting; and "hereof," "herein," "hereunder" and similar terms refer to this Agreement as a whole and not to any particular provision. Section and other headings in this Agreement, and any table of contents herein, are for reference purposes only and shall not affect the interpretation of this Agreement in any respect. Section and other references in this Agreement are to this Agreement unless otherwise specified. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties in favor of the Lender Party, nor any doctrine of construction of ambiguities against the party controlling the drafting, shall apply to this Agreement.

                  5.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each Subsidiary Guarantor and its successors and assigns, and shall inure to the benefit of and be enforceable by the Administrative Agent and the other Lender Parties and their respective successors and assigns. Without limitation of the foregoing, each Lender Party (and any successive assignee or transferee) from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including all or any portion of any commitment to extend credit), or any Obligations, to any other Person, and such Obligations (including any Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Obligations entitled to the benefit of this Agreement, and to the extent of its interest in such Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Lender Party in this Agreement or otherwise.

                  5.11. JOINT AND SEVERAL OBLIGATIONS. The obligations of the Subsidiary Guarantors hereunder are joint and several obligations of each of them.

                  5.12. CREDIT AGREEMENT. This Agreement is a Loan Document referred to in the Credit Agreement. The provisions of the Credit Agreement are supplemental to the provisions of this Agreement. Each Subsidiary Guarantor acknowledges receipt of a copy of the Credit Agreement.

                  5.13. ADDITIONAL SUBSIDIARY GUARANTORS. Upon execution by a Person of a supplement in the form of Annex A, such Person shall become party hereto as an additional Subsidiary Guarantor and shall be subject to and bound by all of the provisions hereof. The addition of any additional Subsidiary

Guarantor as a party to this Agreement shall not require the consent of any other Subsidiary Guarantor. The rights and obligations of each Subsidiary Guarantor shall remain in full force and effect following the addition of any additional Subsidiary Guarantor as a party to this Agreement. Such additional Subsidiary Guarantor shall comply with the provisions of Section 5.12 of the Credit Agreement and, without limiting the generality of the foregoing, shall within the time prescribed therein deliver to the Administrative Agent an opinion of counsel in substantially the form of Annex B, and covering such other matters as the Administrative Agent may reasonably request.

                  5.14. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; LIMITATION OF LIABILITY.

                  (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                  (b) CERTAIN WAIVERS. EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                  (I) AGREES THAT ANY ACTION, SUIT OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH (COLLECTIVELY, "RELATED LITIGATION") MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN NEW YORK COUNTY, NEW YORK, SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND TO THE FULLEST EXTENT PERMITTED BY LAW AGREES THAT IT WILL NOT BRING ANY RELATED LITIGATION IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY LENDER PARTY TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM);

                  (II) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY SUCH RELATED LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVES ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH SUBSIDIARY GUARANTOR;

                  (III) CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO SUCH SUBSIDIARY GUARANTOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 9.05 OF THE CREDIT AGREEMENT, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW); AND

                  (IV) WAIVES THE RIGHT TO TRIAL BY JURY IN ANY RELATED LITIGATION.

                  (c) LIMITATION OF LIABILITY. TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY ANY SUBSIDIARY GUARANTOR AGAINST ANY LENDER PARTY OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF ANY OF THEM FOR ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY). EACH SUBSIDIARY GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM PRESENTLY EXISTS OR ARISES HEREAFTER AND WHETHER OR NOT SUCH CLAIM IS KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                      [This Space Intentionally Left Blank]

                  IN WITNESS WHEREOF, the Subsidiary Guarantors have executed and delivered this Agreement as of the date first above written.

                                   KENNAMETAL HOLDINGS EUROPE, INC.
                                   as Subsidiary Guarantor

                                   By /s/ David T. Cofer
                                     ------------------------------------------
                                       Title:  President

                                       Address:   1600 Technology Way
                                                  P.O. Box 231
                                                  Latrobe, Pennsylvania  15650
                                       Attn:      Treasurer
                                       Telephone:   (412) 539-5180
                                       Facsimile:   (412) 539-4668


                                   GREENFIELD INDUSTRIES, INC.
                                   as Subsidiary Guarantor

                                   By /s/ David T. Cofer
                                     ------------------------------------------
                                       Title:  Secretary

                                       Address:   1600 Technology Way
                                                  P.O. Box 231
                                                  Latrobe, Pennsylvania  15650
                                       Attn:      Treasurer
                                       Telephone:   (412) 539-5180
                                       Facsimile:   (412) 539-4668


                                   ROGERS TOOL WORKS, INC.
                                   as Subsidiary Guarantor

                                   By /s/ David T. Cofer
                                     ------------------------------------------
                                       Title:  Secretary

                                       Address:   1600 Technology Way
                                                  P.O. Box 231
                                                  Latrobe, Pennsylvania  15650
                                       Attn:      Treasurer
                                       Telephone:   (412) 539-5180
                                       Facsimile:   (412) 539-4668

                                     ANNEX A
                                       TO
                        GUARANTY AND SURETYSHIP AGREEMENT


                   ADDITIONAL SUBSIDIARY GUARANTOR SUPPLEMENT

                  THIS SUPPLEMENT to the Guaranty and Suretyship Agreement dated as of December __, 2000 made by the Subsidiary Guarantors referred to therein in favor of Deutsche Bank AG, New York Branch, as Administrative Agent (such Guaranty and Suretyship Agreement, as amended, modified or supplemented, being referred to as the "Subsidiary Guaranty").

                                    RECITALS:

                  A. Capitalized terms used herein and not otherwise defined shall have the meanings given them in, or by reference in, the Subsidiary Guaranty.

                  B. The Subsidiary Guaranty contemplates that a Person may become party to the Subsidiary Guaranty as an additional Subsidiary Guarantor. The Person executing this Supplement as Subsidiary Guarantor below (the "Additional Subsidiary Guarantor") desires to become party to the Subsidiary Guaranty as a Subsidiary Guarantor.

                  NOW, THEREFORE, the Additional Subsidiary Guarantor , intending to be legally bound hereby, represents, warrants and covenants to the Lender Parties and the Loan Parties as follows:

                  SECTION 1. JOINDER. The Additional Subsidiary Guarantor hereby becomes party to the Subsidiary Guaranty as a Subsidiary Guarantor thereunder, and agrees that it shall be subject to and bound by all of the provisions thereof.

                  SECTION 2. WARRANTIES, ETC. The Additional Subsidiary Guarantor hereby represents and warrants to each Lender Party that each of the representations and warranties set forth in Article III of the Subsidiary Guaranty is true and correct, insofar as such provisions relate to the Additional Subsidiary Guarantor or any Subsidiary of the Additional Subsidiary Guarantor, after giving effect to this Supplement.

                  SECTION 3. GOVERNING LAW. This Supplement shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

                  SECTION 4. EXECUTION IN COUNTERPARTS. This Supplement may be executed by the Additional Subsidiary Guarantor in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one and the same agreement.

                  IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has duly executed this Supplement.


                                          -------------------------------------
                                          as Subsidiary Guarantor



                                          By
                                              ---------------------------------
                                               Name:
                                               Title:

                                               Address:



                                               Attn:

                                               Telephone:
                                               Facsimile:


                                          Date:
                                                -------------------------------

                                     ANNEX B
                                       TO
                        GUARANTY AND SURETYSHIP AGREEMENT


          FORM OF OPINION OF COUNSEL TO ADDITIONAL SUBSIDIARY GUARANTOR

                                     [Date]

To Deutsche Bank AG, New York Branch, as Administrative Agent under the Credit Agreement referred to below and to each of the Lender Parties from time to time referred to in the Credit Agreement


Ladies and Gentlemen:

                  We have acted as counsel for [name of Additional Subsidiary Guarantor] (the "Additional Subsidiary Guarantor") and are rendering this opinion in connection with (a) the Guaranty and Suretyship Agreement (the "Subsidiary Guaranty," as further defined below), dated as of December 20, 2000, made by the Subsidiary Guarantors referred to therein in favor of Deutsche Bank AG, New York Branch, as Administrative Agent under the Credit Agreement referred to below, and (b) the Additional Subsidiary Guarantor Supplement (the "Supplement") executed by the Additional Subsidiary Guarantor, whereby the Additional Subsidiary Guarantor has joined the Subsidiary Guaranty as a Subsidiary Guarantor. Terms used herein, but not otherwise defined herein, have the meaning ascribed thereto in the Subsidiary Guaranty. This opinion is being delivered to you pursuant to Section 5.12 of the Credit Agreement.

                  In connection with opinion set forth herein, we have reviewed originals or copies, identified to my satisfaction, of the following:

                  (i) the Subsidiary Guaranty, as initially executed and as amended, modified and supplemented to date (the "Subsidiary Guaranty"),

                  (ii) the Supplement,

                  (iii) the Credit Agreement dated as of December 20, 2000 by and among Kennametal Inc., as Borrower, the Lenders parties thereto from time to time, and Deutsche Bank AG, New York Branch, as Administrative Agent, as initially executed and as amended, modified and supplemented to date (the "Credit Agreement")

                  (iv) the other Loan Documents (as defined in the Credit Agreement and the Credit Agreement),

                  (v) the articles of incorporation and bylaws of the Additional Subsidiary Guarantor, each as in effect on the date hereof, and

                  (vi) such other documents, records, certificates and instruments as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed.

                  In our examination, we have assumed the genuineness of all signatures on original documents, the authenticity of all documents submitted to us as originals, the conformity to the originals of all copies submitted to us as certified, conformed or photostatic copies, and the authenticity of the originals of such copies. As to various questions of fact material to this opinion, we have relied, without independent investigation or verification, upon statements, representations and certificates of officers and other representatives of the Additional Subsidiary Guarantor and certificates of public officials.

                  Based upon the foregoing, and subject to the qualifications and assumptions set forth herein, it is our opinion that:

                  1. The Additional Subsidiary Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of [state].

                  2. The execution, delivery and performance by the Additional Subsidiary Guarantor of the Supplement and the Subsidiary Guaranty (a) are within the Additional Subsidiary Guarantor's corporate powers; (b) have been duly authorized by all necessary corporate action on the part of the Additional Subsidiary Guarantor; (c) require no action by or in respect of, or filing on the part of the Additional Subsidiary Guarantor with, any governmental body, agency or official, in each case, on the part of the Additional Subsidiary Guarantor; and (d) do not violate or conflict with, or constitute a default by the Additional Subsidiary Guarantor under, any provision of (i) any applicable law, regulation, judgment, injunction, order, decree, (ii) the articles of incorporation or bylaws of the Additional Subsidiary Guarantor, or (iii) any material agreement or instrument to which the Additional Subsidiary Guarantor or any of its Subsidiaries is a party or by which any of them or any of their respective properties may be subject or bound.

                  3. The Supplement has been duly executed and delivered by the Additional Subsidiary Guarantor. The Supplement and the Subsidiary Guaranty constitute the legal, valid and binding obligation of the Additional Subsidiary Guarantor, enforceable in accordance with their respective terms.

                  4. The Additional Subsidiary Guarantor is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  The opinions set forth herein are subject to the following qualifications and limitations:

                  (a) The enforceability of the Supplement and the Subsidiary Guaranty may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights of creditors generally.

                  (b) The enforceability of the Supplement and the Subsidiary Guaranty may be limited by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). In applying such principles a court, among other things, might not allow a creditor to accelerate maturity of a debt under certain circumstances including, without limitations, upon the occurrence of a default deemed immaterial. Such principles as applied by a court might include a requirement that a creditor act with reasonableness and in good faith.

                  (c) The remedy of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  In rendering the foregoing opinion, we do not express any opinion as to any laws other than the laws of [the jurisdiction of incorporation of the Additional Subsidiary Guarantor], the laws of the State of New York, and the federal laws of the United States of America.

                  The opinion expressed herein is based upon the laws in effect on the date hereof, and we assume no obligation to revise or supplement this opinion should any such law be changed by legislative action, judicial decision, or otherwise.

                  The opinion is being delivered to you solely for your benefit, and neither this opinion nor any part hereof may be delivered to, or used, referred to or relied upon, by any other person without our express prior written consent.


                                    Very truly yours,



                                       -3-